Exhibit 99.1

Contact:	Shannon Alberts	-or-	Amanda Tobin Bielawski
	Investor Relations		Corporate Communications
	206/392-5218		206/392-5134

FOR IMMEDIATE RELEASE	January 25, 2007

ALASKA AIR GROUP REPORTS 2006 FULL YEAR AND FOURTH QUARTER RESULTS

SEATTLE – Alaska Air Group, Inc. (NYSE:ALK) today reported a full-year net loss of $52.6 million, or $1.39 per share, compared to a net loss of $5.9 million, or $0.01 per diluted share, in 2005. The 2006 results include charges related to the transition to an all-Boeing 737 fleet at Alaska Airlines and for voluntary severance programs related to new labor contracts, as well as mark-to-market fuel hedging adjustments. The 2005 results similarly include mark-to-market fuel hedge adjustments, voluntary severance program charges, a refund of Mexico navigation fees, and the cumulative effect of a change in the company’s maintenance accounting policy. Excluding the impact of these items, 2006 net income would have been $137.7 million, or $3.45 per diluted share, compared to $55.0 million, or $1.78 per share in 2005.

The company reported a fourth quarter net loss of $11.6 million, or $0.29 per share, compared to a net loss of $33.0 million, or $1.15 per share, in the fourth quarter of 2005. Similar to the items noted for the full year, both the 2006 and 2005 quarterly results include mark-to-market fuel hedge accounting adjustments and restructuring-related items. Excluding the impact of these items, the company would have reported a fourth quarter net loss of $3.4 million, or $0.08 per share in 2006, compared to net income of $0.6 million, or $0.02 per share in the fourth quarter of 2005.

“While unit revenue growth slowed somewhat during the fourth quarter, our full-year adjusted earnings show steady improvement over the last five years,” said Bill Ayer, the company’s chairman and chief executive officer. “This positive trend reflects the commitment of employees at Alaska and Horizon to achieve our customer, operational and financial goals. Alaska’s transition by the end of 2008 to an all-737 fleet will further our efforts to reduce costs while delivering a compelling customer value.”

Because they achieved a number of financial and operational goals, Air Group employees have earned $36.8 million of incentive pay. This is the highest incentive payout in the company’s history. In addition, the marked improvement in operating cash flows allowed the company to contribute nearly $122 million to its defined benefit plans in 2006, bringing the funded percentage to nearly 80% based on the projected benefit obligation of the plans.

Alaska Airlines’ passenger traffic in the fourth quarter increased 3.4 percent on a capacity increase of 3.6 percent. Alaska’s load factor decreased 0.2 percentage points to 73.7 percent compared to the same period in 2005. Alaska’s operating revenue per available seat mile (ASM) increased 3.9 percent and its operating costs per ASM excluding fuel and adjustments related to restructuring activities increased 2.0 percent. Alaska’s pretax loss for the quarter was $12.1 million, compared to a pretax loss of $46.3 million in 2005. Excluding the restructuring adjustments and fuel hedging items referenced above, Alaska’s pretax loss was $1.9 million for the quarter compared to pre-tax income of $0.5 million in the fourth quarter of 2005.

Horizon Air’s passenger traffic in the fourth quarter increased 4.3 percent on a 5.2 percent capacity increase. Horizon’s load factor decreased by 0.7 percentage points to 73.0 percent. Horizon’s operating revenue per available seat mile (ASM) increased 7.1 percent and its operating costs per ASM excluding fuel increased 6.8 percent. Horizon’s pretax loss for the quarter was $3.5 million, compared to a pretax loss of $6.6 million in 2005. Excluding the fuel-hedging adjustments referenced above, Horizon’s pretax loss was $0.5 million for the quarter compared to pretax income of $0.4 million in the fourth quarter of 2005.

Alaska Air Group had cash and short-term investments at December 31, 2006, of approximately $1.0 billion compared to $983 million at December 31, 2005. The company’s debt-to-capital ratio, assuming aircraft operating leases are capitalized at seven times annualized rent, improved to 72 percent as of December 31, 2006.

A summary of financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found on pages 6 through 10.

A conference call regarding the fourth quarter 2006 results will be simulcast via the Internet at 8:30 a.m. Pacific Time on January 25, 2007. It can be accessed through the company’s website at alaskaair.com. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com.

References in this report to “Air Group,” “Company,” “we,” “us,” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

This document contains forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve known and unknown risks and uncertainties that may cause our actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies. Some of the things that could cause our actual results to differ from our expectations are: the competitive environment and other trends in our industry; changes in our operating costs including fuel, which can be volatile; our ability to meet our cost reduction goals; our inability to achieve or maintain profitability and fluctuations in our quarterly results; our significant indebtedness; the implementation of our growth strategy; the timing of the MD-80 fleet disposal, and the amounts of potential lease termination payments with lessors and sublease payments from sub lessees; compliance with our financial covenants; potential downgrades of our credit ratings and the availability of financing; the concentration of our revenue from a few key markets; general economic conditions, as well as economic conditions in the geographic regions we serve; actual or threatened terrorist attacks; global instability and potential U.S. military actions or activities; insurance costs; labor disputes; our ability to attract and retain qualified personnel; an aircraft accident or incident; liability and other claims asserted against us; operational disruptions; increases in government fees and taxes; changes in laws and regulations; our reliance on automated systems; and our reliance on third-party vendors and partners. For a discussion of these and other risk factors, see Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and Item 1A of the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2006. All of the forward- looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We disclaim any obligation to publicly update or revise any forward-looking statements after the date of this press release to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results; performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

# # #

Alaska Airlines and sister carrier, Horizon Air, together serve 88 cities through an expansive network throughout Alaska, the Lower 48, Canada and Mexico. For reservations visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air newsroom at http://newsroom.alaskaair.com.

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(In Millions Except Per Share Amounts)

	Three Months Ended December 31		Twelve Months Ended December 31
	2006	2005	2006	2005
Operating Revenues:
Passenger	$724.6	$666.8	$3,083.0	$2,728.7
Freight and mail	22.5	22.8	97.3	94.1
Other - net	43.2	41.0	154.1	152.5

Total Operating Revenues	790.3	730.6	3,334.4	2,975.3

Operating Expenses:
Wages and benefits	240.8	220.6	937.0	903.6
Variable incentive pay	12.7	9.5	36.8	20.0
Aircraft fuel, including hedging gains and losses	219.8	221.5	873.5	548.9
Aircraft maintenance	62.1	53.9	230.7	228.5
Aircraft rent	43.6	47.0	180.2	187.0
Landing fees and other rentals	51.6	50.5	204.0	202.7
Contracted services	38.9	36.2	153.2	132.4
Selling expenses	36.7	39.6	169.3	163.4
Depreciation and amortization	43.4	37.6	157.5	143.4
Food and beverage service	12.9	13.4	51.2	51.3
Other	53.6	51.6	214.0	207.2
Fleet transition costs	—	—	189.5	—
Restructuring charges and adjustments	(7.6)	(0.3)	24.8	20.4

Total Operating Expenses	808.5	781.1	3,421.7	2,808.8

Operating Income (Loss)	(18.2)	(50.5)	(87.3)	166.5

Nonoperating Income (Expense):
Interest income	14.9	9.3	54.3	30.9
Interest expense	(20.4)	(17.5)	(78.0)	(63.0)
Interest capitalized	7.1	4.0	24.7	8.9
Other - net	—	(1.6)	(1.5)	(6.1)

	1.6	(5.8)	(0.5)	(29.3)

Income (loss) before income tax and accounting change	(16.6)	(56.3)	(87.8)	137.2
Income tax expense (benefit)	(5.0)	(23.3)	(35.2)	52.7

Income (loss) before accounting change	$(11.6)	$(33.0)	$(52.6)	$84.5
Cumulative effect of accounting change, net of tax	—	—	—	(90.4)

Net Loss	$(11.6)	$(33.0)	$(52.6)	$(5.9)

Basic Earnings (Loss) Per Share:
Income (loss) before accounting change	$(0.29)	$(1.15)	$(1.39)	$3.06
Cumulative effect of accounting change	NA	NA	NA	(3.27)

Net Loss Per Share	$(0.29)	$(1.15)	$(1.39)	$(0.21)

Diluted Earnings (Loss) Per Share:
Income (loss) before accounting change	$(0.29)	$(1.15)	$(1.39)	$2.65
Cumulative effect of accounting change	NA	NA	NA	(2.66)

Net Loss Per Share	$(0.29)	$(1.15)	$(1.39)	$(0.01)

Shares Used for Computation:
Basic	40.214	28.629	37.939	27.609
Diluted	40.214	28.629	37.939	33.917

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(In Millions)	December 31, 2006	December 31, 2005
Cash and marketable securities	$1,014	$983

Total current assets	$1,572	$1,540
Property and equipment-net	2,359	2,032
Other assets	174	220

Total assets	$4,105	$3,792

Current liabilities	$1,307	$1,165
Long-term debt	1,032	969
Other liabilities and credits	881	830
Shareholders’ equity	885	828

Total liabilities and shareholders’ equity	$4,105	$3,792

Alaska Airlines Financial and Statistical Data

	Three Months Ended December 31,				Twelve Months Ended December 31,
Financial Data (in millions):	2006	2005	% Change		2006	2005		% Change
Operating Revenues:
Passenger	$570.6	$526.4	8.4		$2,453.1	$2,183.0		12.4
Freight and mail	21.6	21.9	(1.4)		93.4	90.3		3.4
Other - net	40.0	38.9	2.8		146.0	142.8		2.2

Total Operating Revenues	632.2	587.2	7.7		2,692.5	2,416.1		11.4

Operating Expenses:
Wages and benefits	190.4	173.4	9.8		743.3	722.1		2.9
Variable incentive pay	10.4	7.8	33.3		27.7	15.3		81.0
Aircraft fuel, including hedging gains and losses	189.8	192.4	(1.4)		757.0	476.0		59.0
Aircraft maintenance	38.2	41.7	(8.4)		156.8	185.2		(15.3)
Aircraft rent	26.3	29.6	(11.1)		110.9	116.8		(5.1)
Landing fees and other rentals	40.3	39.0	3.3		158.2	156.2		1.3
Contracted services	33.4	32.9	1.5		131.8	119.9		9.9
Selling expenses	31.5	30.4	3.6		141.5	132.6		6.7
Depreciation and amortization	38.2	32.5	17.5		137.8	125.4		9.9
Food and beverage service	12.2	12.8	(4.7)		48.3	48.8		(1.0)
Other	42.7	38.7	10.3		161.1	157.6		2.2
Fleet transition costs	—	—	NM		189.5	—		NM
Restructuring charges and adjustments	(7.6)	(0.3)	NM		24.8	20.4		NM

Total Operating Expenses	645.8	630.9	2.4		2,788.7	2,276.3		22.5

Operating Income (Loss)	(13.6)	(43.7)	NM		(96.2)	139.8		NM

Interest income	15.1	9.4			56.3	32.5
Interest expense	(19.8)	(14.3)			(73.3)	(51.2)
Interest capitalized	6.0	3.6			21.5	8.1
Other - net	0.2	(1.3)			(0.5)	(5.0)

	1.5	(2.6)			4.0	(15.6)

Income (Loss) Before Income Tax and Accounting Change	$(12.1)	$(46.3)	NM		$(92.2)	$124.2		NM

Operating Statistics:
Revenue passengers (000)	4,107	4,043	1.6		17,165	16,759		2.4
RPMs (000,000) “traffic”	4,243	4,104	3.4		17,822	16,915		5.4
ASMs (000,000) “capacity”	5,755	5,556	3.6		23,278	22,292		4.4
Passenger load factor	73.7%	73.9%	(0.2	)pts	76.6%	75.9%		0.7	pts
Yield per passenger mile	13.45 ¢	12.83 ¢	4.8		13.76 ¢	12.91	¢	6.7
Operating revenue per ASM	10.99 ¢	10.57 ¢	3.9		11.57 ¢	10.84	¢	6.7
Operating expenses per ASM (a)	11.22 ¢	11.36 ¢	(1.2)		11.98 ¢	10.21	¢	17.3
Operating expense per ASM excluding fuel, fleet transition costs, restructuring charges and adjustments, and navigation fee refund (a)	8.06 ¢	7.90 ¢	2.0		7.81 ¢	8.01	¢	(2.5)
GAAP fuel cost per gallon (a)	$2.18	$2.24	(2.7)		$2.14	$1.37		56.2
Economic fuel cost per gallon (a)	$1.98	$1.69	17.2		$1.92	$1.53		25.5
Fuel gallons (000,000)	87.1	85.7	1.6		354.3	346.4		2.3
Average number of full-time equivalent employees	9,485	8,937	6.1		9,322	9,065		2.8
Aircraft utilization (blk hrs/day)	10.6	10.8	(1.9)		11.0	10.8		1.9
Average aircraft stage length (miles)	914	905	1.0		919	898		2.3
Operating fleet at period-end	114	110	3.6		114	110		3.6

NM = Not Meaningful

(a)	See Note A on page 8.

Horizon Air Financial and Statistical Data

	Three Months Ended December 31,					Twelve Months Ended December 31,
Financial Data (in millions):	2006		2005	% Change		2006		2005		% Change
Operating Revenues:
Passenger	$155.0		$138.2	12.2		$633.1		$544.0		16.4
Freight and mail	0.9		0.9	0.0		3.9		3.8		2.6
Other - net	2.9		1.8	61.1		7.0		8.6		(18.6)

Total Operating Revenues	158.8		140.9	12.7		644.0		556.4		15.7

Operating Expenses:
Wages and benefits	49.0		45.1	8.6		189.3		173.7		9.0
Variable incentive pay	2.3		1.7	35.3		9.1		4.7		93.6
Aircraft fuel, including hedging gains and losses	30.0		29.1	3.1		116.5		72.9		59.8
Aircraft maintenance	23.9		12.2	95.9		73.9		43.3		70.7
Aircraft rent	17.3		17.4	(0.6)		69.3		70.2		(1.3)
Landing fees and other rentals	11.6		12.0	(3.3)		46.9		47.7		(1.7)
Contracted services	6.9		6.1	13.1		27.0		23.8		13.4
Selling expenses	6.3		7.0	(10.0)		31.5		29.1		8.2
Depreciation and amortization	4.9		4.8	2.1		18.5		16.8		10.1
Food and beverage service	0.7		0.6	16.7		2.9		2.5		16.0
Other	9.9		11.2	(11.6)		46.9		42.2		11.1

Total Operating Expenses	162.8		147.2	10.6		631.8		526.9		19.9

Operating Income (Loss)	(4.0)		(6.3)	NM		12.2		29.5		NM

Interest income	1.0		0.6			3.7		1.6
Interest expense	(1.6)		(1.2)			(7.4)		(5.5)
Interest capitalized	1.1		0.4			3.2		0.8
Other - net	—		(0.1)			—		—

	0.5		(0.3)			(0.5)		(3.1)

Income (Loss) Before Income Tax and Accounting Change	$(3.5)		$(6.6)	NM		$11.7		$26.4		NM

Operating Statistics:
Revenue passengers (000)	1,689		1,613	4.7		6,860		6,481		5.8
RPMs (000,000) “traffic”	659		632	4.3		2,691		2,475		8.7
ASMs (000,000) “capacity”	903		858	5.2		3,632		3,400		6.8
Passenger load factor	73.0%		73.7%	(0.7	)pts	74.1%		72.8%		1.3	pts
Yield per passenger mile	23.52	¢	21.87 ¢	7.6		23.53	¢	21.98	¢	7.0
Operating revenue per ASM	17.59	¢	16.42 ¢	7.1		17.73	¢	16.36	¢	8.4
Operating expenses per ASM (a)	18.03	¢	17.16 ¢	5.1		17.40	¢	15.50	¢	12.2
Operating expense per ASM excluding fuel (a)	14.71	¢	13.76 ¢	6.8		14.19	¢	13.35	¢	6.3
GAAP fuel cost per gallon (a)	$2.19		$2.29	(4.4)		$2.14		$1.41		51.8
Economic fuel cost per gallon (a)	$1.98		$1.74	13.8		$1.93		$1.58		22.2
Fuel gallons (000,000)	13.7		12.7	7.9		54.3		51.3		5.8
Average number of full-time equivalent employees	3,670		3,537	3.8		3,611		3,456		4.5
Aircraft utilization (blk hrs/day)	8.6		8.7	(1.1)		8.8		8.7		1.1
Operating fleet at period-end	69		65	6.2		69		65		6.2

NM = Not Meaningful

(a)	See Note A on page 8.

Note A:

Pursuant to Item 10 of Regulation S-K, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide management the ability to measure and monitor performance both with and without the cost of aircraft fuel (including the gains and losses associated with our fuel hedging program where appropriate), fleet transition costs, restructuring charges and adjustments, and a 2005 navigation fee refund. Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond our control and we record changes in the fair value of our hedge portfolio in our income statement, it is our view that the measurement and monitoring of performance without fuel is important. In addition, we believe the disclosure of financial performance without fleet transition costs, restructuring charges, and the navigation fee refund is useful to investors. Finally, these non-GAAP financial measures are also more comparable to financial measures reported to the Department of Transportation by other major network airlines.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.:

($ in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Unit cost reconciliations:
Operating expenses	$645.8	$630.9	$2,788.7	$2,276.3
ASMs (000,000)	5,755	5,556	23,278	22,292

Operating expenses per ASM	11.22 ¢	11.36 ¢	11.98 ¢	10.21 ¢

Operating expenses	$645.8	$630.9	$2,788.7	$2,276.3
Less: aircraft fuel	(189.8)	(192.4)	(757.0)	(476.0)
Less: fleet transition costs	—	—	(189.5)	—
Less: restructuring charges and adjustments	7.6	0.3	(24.8)	(20.4)
Add: navigation fee refund	—	—	—	4.7

Operating expenses excluding fuel, fleet transition costs, restructuring charges and adjustments, and the 2005 navigation fee refund	$463.6	$438.8	$1,817.4	$1,784.6
ASMs (000,000)	5,755	5,556	23,278	22,292

Operating expenses per ASM excluding fuel, fleet transition costs, the navigation fee refund, and restructuring charges and adjustments	8.06 ¢	7.90 ¢	7.81 ¢	8.01 ¢

Reconciliation to GAAP income (loss) before taxes and accounting change:
Income (loss) before taxes and accounting change, excluding mark-to-market hedging gains (losses), fleet transition costs, restructuring charges and adjustments, and the 2005 navigation fee refund	$(1.9)	$0.5	$200.5	$85.8
Mark-to-market hedging gains (losses) included in aircraft fuel	(17.8)	(47.1)	(78.4)	53.1
Less: fleet transition costs	—	—	(189.5)	—
Less: restructuring charges and adjustments	7.6	0.3	(24.8)	(20.4)
Add: navigation fee refund and related interest received	—	—	—	5.7

GAAP income (loss) before taxes and accounting change as reported	$(12.1)	$(46.3)	$(92.2)	$124.2

Aircraft fuel reconciliations:*
($ in millions except per gallon amounts)

	Three Months Ended December 31,
	2006		2005
		Cost/Gal		Cost/Gal
Raw or “into-plane” fuel cost	$180.0	$2.07	$172.7	$2.02
Less: gains on settled hedges	(8.0)	(0.09)	(27.4)	(0.33)

Economic fuel expense*	$172.0	$1.98	$145.3	$1.69

Add: mark-to-market losses related to hedges that settle in future periods, including and the reclassification of previously recorded mark-to-market gains on settled hedges	17.8	0.20	47.1	0.55

GAAP fuel expense*	$189.8	$2.18	$192.4	$2.24

Fuel gallons (000,000)	87.1		85.7

	Twelve Months Ended December 31,
	2006		2005
		Cost/Gal		Cost/Gal
Raw or “into-plane” fuel cost	$765.6	$2.16	$637.9	$1.84
Less: gains on settled hedges	(87.0)	(0.24)	(108.8)	(0.31)

Economic fuel expense*	$678.6	$1.92	$529.1	$1.53

Mark-to-market net (gains) losses related to hedges that settle in future periods, including the reclassification of previously recorded mark-to-market gains on settled hedges	78.4	0.22	(53.1)	(0.16)

GAAP fuel expense*	$757.0	$2.14	$476.0	$1.37

Fuel gallons (000,000)	354.3		346.4

*	Beginning in the first quarter of 2006, the Company records all fuel hedging activity, including mark-to-market gains and losses, in aircraft fuel expense. Prior year amounts have been reclassified for consistency.

Horizon Air Industries, Inc.
($ in millions)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Unit cost reconciliations:
Operating expenses	$162.8	$147.2	$631.8	$526.9
ASMs (000,000)	903	858	3,632	3,400

Operating expenses per ASM	18.03 ¢	17.16 ¢	17.40 ¢	15.50 ¢

Operating expenses	$162.8	$147.2	$631.8	$526.9
Less: aircraft fuel	(30.0)	(29.1)	(116.5)	(72.9)

Operating expenses excluding fuel	$132.8	$118.1	$515.3	$454.0
ASMs (000,000)	903	858	3,632	3,400

Operating expenses per ASM excluding fuel	14.71 ¢	13.76 ¢	14.19 ¢	13.35 ¢

Reconciliation to GAAP income (loss) before taxes and accounting change:
Income before taxes and accounting change, excluding mark-to-market hedging gains (losses)	$(0.5)	$0.4	$23.2	$17.8
Mark-to-market hedging gains (losses) included in aircraft fuel	(3.0)	(7.0)	(11.5)	8.6

GAAP income (loss) before taxes and accounting change as reported	$(3.5)	$(6.6)	$11.7	$26.4

Aircraft fuel reconciliations:*
($ in millions except per gallon amounts)

	Three Months Ended December 31,
	2006		2005
		Cost/Gal		Cost/Gal
Raw or “into-plane” fuel cost	$28.3	$2.07	$26.1	$2.06
Less: gains on settled hedges	(1.3)	(0.09)	(4.0)	(0.32)

Economic fuel expense*	$27.0	$1.98	$22.1	$1.74

Add: mark-to-market net losses related to hedges that settle in future periods, including the reclassification of previously recorded mark-to-market gains on settled hedges	3.0	0.21	7.0	0.55

GAAP fuel expense*	$30.0	$2.19	$29.1	$2.29

Fuel gallons (000,000)	13.7		12.7

	Twelve Months Ended December 31,
	2006		2005
		Cost/Gal		Cost/Gal
Raw or “into-plane” fuel cost	$119.1	$2.19	$97.7	$1.90
Less: gains on settled hedges	(14.1)	(0.26)	(16.2)	(0.32)

Economic fuel expense*	$105.0	$1.93	$81.5	$1.58

Mark-to-market net (gains) losses related to hedges that settle in future periods, including the reclassification of previously recorded mark-to-market gains on settled hedges	11.5	0.21	(8.6)	(0.17)

GAAP fuel expense*	$116.5	$2.14	$72.9	$1.41

Fuel gallons (000,000)	54.3		51.3

*	Beginning in the first quarter of 2006, the Company records all fuel hedging activity, including mark-to-market gains and losses, in aircraft fuel expense. Prior year amounts have been reclassified for consistency.

Air Group Net Income (Loss) and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.’s net income (loss) and earnings (loss) per share during 2006 and 2005 excluding the cumulative effect of the accounting change, mark-to-market hedging gains (losses) and related reclassifications, fleet transition costs, restructuring charges and adjustments, and the 2005 navigation refund, as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended December 31,
	2006		2005
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS excluding mark-to-market hedging gains (losses), fleet transition costs, restructuring charges and adjustments, and the 2005 navigation fee refund*	$(3.4)	$(0.08)	$0.6	$0.02
Mark-to-market hedging gains (losses), net of tax	(13.0)	(0.33)	(33.8)	(1.18)
Fleet transition costs, net of tax	—	—	—	—
Restructuring charges and adjustments, net of tax	4.8	0.12	0.2	0.01
Navigation fee refund, net of tax	—	—	—	—

Reported GAAP amounts	$(11.6)	$(0.29)	$(33.0)	$(1.15)

	Twelve Months Ended December 31,
	2006		2005
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS excluding the cumulative effect of the accounting change, mark-to-market hedging gains (losses), fleet transition costs, restructuring charges and adjustments, and the 2005 navigation fee refund*	$137.7	$3.45	$55.0	$1.78
Effect of dilutive shares and interest on convertible bonds *	NA	0.17	NA	NA
Cumulative effect of accounting change, net of tax	—	—	(90.4)	(2.66)
Mark-to-market hedging gains (losses), net of tax	(56.3)	(1.48)	38.6	1.14
Fleet transition costs, net of tax	(118.5)	(3.12)	—	—
Restructuring charges and adjustments, net of tax	(15.5)	(0.41)	(12.7)	(0.37)
Navigation fee refund, net of tax	—	—	3.6	0.10

Reported GAAP amounts	$(52.6)	$(1.39)	$(5.9)	$(0.01)

*	Diluted earnings per share for the twelve months ended December 31, 2006, excluding the impact of the mark-to-market losses on fuel hedges, fleet transition costs, and restructuring charges and adjustments has been calculated using the dilutive weighted-average number of shares oustanding of 40.386 million.

In order to reconcile the diluted earnings per share on an adjusted basis to the GAAP loss per share for twelve months ended December 31, 2006, the table above includes $0.17 per share, which represents the impact of the additional shares that were used in the adjusted diluted earnings per share. Additionally, $1.6 million of interest, net of tax, on the convertible senior notes that were outstanding during the first quarter of the year was added back to earnings for the twelve months ended December 31, 2006 in order to derive the diluted earnings per share on an adjusted basis.

The per share impact of the mark-to-market losses on fuel hedges, fleet transition costs, and restructuring and impairment charges have been presented in the table above using the basic shares outstanding of 40.214 million and 37.939 million for the three months and twelve months ended December 31, 2006, respectively.

The following table summarizes Alaska Air Group, Inc.’s basic and diluted per share calculations for income (loss) before the accounting change and net loss (in millions except per share amounts):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Basic Earnings (Loss) Per Share:
Income (loss) before accounting change	$(11.6)	$(33.0)	$(52.6)	$84.5
Weighted average shares outstanding	40.214	28.629	37.939	27.609

Income (loss) per share before accounting change	$(0.29)	$(1.15)	$(1.39)	$3.06

Cumulative effect of accounting change, net of tax	NA	NA	NA	$(90.4)
Weighted average shares outstanding	NA	NA	NA	27.609

Per share cumulative effect of accounting change	NA	NA	NA	$(3.27)

Net loss	$(11.6)	$(33.0)	$(52.6)	$(5.9)
Weighted average shares outstanding	40.214	28.629	37.939	27.609

Net loss per share	$(0.29)	$(1.15)	$(1.39)	$(0.21)

Diluted Earnings (Loss) Per Share:
Income (loss) before accounting change	$(11.6)	$(33.0)	$(52.6)	$84.5
Interest on convertible notes, net of tax	NA	NA	NA	5.5

Income (loss) before accounting change for diluted calculation	$(11.6)	$(33.0)	$(52.6)	$90.0
Weighted average shares outstanding	40.214	28.629	37.939	33.917

Income (loss) per share before accounting change	$(0.29)	$(1.15)	$(1.39)	$2.65

Cumulative effect of accounting change, net of tax	NA	NA	NA	$(90.4)
Weighted average shares outstanding	NA	NA	NA	33.917

Per share cumulative effect of accounting change	NA	NA	NA	$(2.66)

Net loss	$(11.6)	$(33.0)	$(52.6)	$(5.9)
Interest on convertible notes, net of tax	NA	NA	NA	5.5

Net loss for diluted calculation	$(11.6)	$(33.0)	$(52.6)	$(0.4)
Weighted average shares outstanding	40.214	28.629	37.939	33.917

Net loss per share	$(0.29)	$(1.15)	$(1.39)	$(0.01)

Forecasted Financial Measures

During our quarterly earnings conference call, we expect to discuss forward-looking forecasted unit cost information for 2007. This forecasted unit cost information includes non-GAAP unit cost estimates which are summarized in the following table together with the most directly comparable GAAP unit cost for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

	Alaska Airlines			Horizon Air
	Forecast of cost per available seat mile, excluding fuel and impairment charges (cents)	Forecast of fuel cost per available seat mile (cents) (See Note 1)	Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)	Forecast of cost per available seat mile, excluding fuel (cents)	Forecast of fuel cost per available seat mile (See Note 1)	Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)
First quarter 2007	8.0-8.1	2.7	10.7-10.8	15.7	3.4	19.1
Full year 2007	7.5-7.6	2.9	10.4-10.5	14.2	3.5	17.7

Note 1: Our forecast of fuel cost is based on anticipated gallons consumed and estimated fuel cost per gallon. The estimate also includes the expected benefit from settled hedges, net of the reclassification of previously recognized mark-to-market hedge portfolio gains and losses. Given the volatility of fuel prices and the mark-to-market adjustments on our fuel hedge portfolio, readers should be cautioned that actual fuel expense could differ significantly from the forecast above.

Operating Fleet Plan

Giving consideration to the current fleet transition plan, the following table displays the currently anticipated fleet counts for Alaska and Horizon as of the end of each quarter in 2007 compared to the fleet count as of December 31, 2006:

	31-Dec-06	31-Mar-07	30-Jun-07	30-Sep-07	31-Dec-07
Alaska Airlines
B737-200C	2	0	0	0	0
B737-400F**	1	1	1	1	1
B737-400C	0	2	4	4	4
B737-400	39	37	35	35	35
B737-700	22	20	20	20	20
B737-800	15	20	22	25	29
B737-900	12	12	12	12	12
MD-80	23	21	20	17	15

Total	114	113	114	114	116

Horizon Air
Q200	28	26	23	20	17
Q400	20	26	32	33	33
CRJ 700	21	21	20	20	20

Total	69	73	75	73	70